Exhibit 10.12.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT TO SOUTHEASTERN GROCERS SUPPLY AGREEMENT

THIS SECOND AMENDMENT TO SOUTHEASTERN GROCERS SUPPLY AGREEMENT (this “Amendment”) is entered into as of April 26, 2019 (the “Amendment Effective Date”), by and between BI-LO, LLC (“BWD”) and C&S WHOLESALE GROCERS, INC. (“C&S”). C&S and BWD may be referred to herein individually as a “Party” and, together, as the “Parties.”

WHEREAS, the Parties have entered into that certain Southeastern Grocers Supply Agreement dated March 26, 2018 (the “Existing Agreement”), as amended by the First Amendment to Southeastern Grocers Supply Agreement dated April 5, 2019 (the “First Amendment”); the Existing Agreement as amended by the First Amendment is referred to as the “Agreement”);

WHEREAS, Pursuant to Section 3.8 of the Agreement, BWD must provide its written consent before C&S may service a C&S customer (subject to certain exceptions set forth therein) from a Facility;

WHEREAS, C&S has requested that BWD provide its written consent to C&S servicing certain supermarket retailers associated with C&S’s customer, [***] (the “[***] Members”), from the [***] and [***] Facilities (the “[***] Shared Facilities”);

WHEREAS, C&S has requested that BWD provide its written consent to C&S servicing [***] from the [***] Facility;

WHEREAS, the Parties desire to amend the Existing Agreement, as amended by the First Amendment, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.                                      Definitions. Capitalized terms used and not defined in this Amendment have the meanings assigned to them in the Agreement.

2.                                      Amendments to the Agreement. The Agreement is hereby amended or modified as follows:

A) Consent to C&S supplying [***] Members from the [***] Shared Facilities. Subject to the terms and conditions set forth herein, BWD hereby provides its written consent to C&S servicing (a) the [***] Members from the [***] Shared Facilities and (b) the [***] store locations from the [***] Facility. [***].

B) Fresco Y Mas. C&S will set up the item assortment necessary to service the [***] Fresco Y Mas store locations listed on Schedule A (attached hereto) from the [***] Facility.

C) Shrink. BWD will pay its allocated share of [***] (collectively, “Shrink”) in the [***] Shared Facilities, based on [***]. BWD will not be responsible for any shrink related to [***]. C&S will be responsible for shrink related to [***] Section [***] of the Agreement. C&S and BWD will establish a baseline average [***] Shrink number [***] (the “BWD Shrink Baseline Amount”). The BWD Shrink Baseline Amount [***] will be recalculated at [***]. For the six months period following the

Amendment Effective Date until the commencement date of the next Contract Year, the Parties will estimate the [***] BWD Shrink Baseline Amount giving effect to [***]. To the extent BWD’s allocated share of the overall Shrink expense exceeds the BWD Shrink Baseline Amount in any [***] Shared Facility during [***], BWD will not be responsible for such excess over the BWD Shrink Baseline Amount, unless and to the extent the excess Shrink can be attributed to [***].

D) Outside Storage Costs. BWD will pay its allocated share of outside storage expense in each of the [***], C&S and BWD will establish a baseline average [***] outside storage expense, expressed as [***] (the “Baseline Outside Storage Expense”). The Baseline Outside Storage Expense will be recalculated at [***]. For the six months period following the Amendment Effective Date until the commencement date of the next Contract Year, the Parties will estimate the [***] Baseline Outside Storage Expense giving effect to [***]. To the extent BWD’s allocated share of the overall outside storage expense is greater than the Baseline Outside Storage Expense in any [***] Shared Facility during [***] BWD will not be responsible for such excess over the Baseline Outside Storage Expense, unless and only to the extent such excess outside storage expense is [***].

E) Selection Schedule. Based on BWD’s delivery schedule for the Stores serviced from the [***] Shared Facilities, C&S will [***].

F) Other Customer Credit. C&S will provide BWD with a credit of $ [***]. C&S will also provide BWD with a credit of $ [***] (This Other Customer Credit will be paid for all [***] Member shipments from the [***] Shared Facilities and for all [***] shipments from [***]. On or about [***] each Contract Year (commencing on [***]), the Other Customer Credit applicable to the [***] Members’ volume and also to [***] volume will be increased by [***] %.

G) Southeastern Resource. BWD will define a role for [***] with respect to any shared Facilities with other C&S customers in the Southeast. BWD will share [***] reporting metrics results with C&S. C&S will fund [***] to be paid [***] in amount of $ [***] to be paid to BWD as a credit on BWD’s [***] Statement. On or about [***] each Contract Year (commencing on [***], the annual contribution for the Southeastern Resource will be increased by [***] %.

H) Service Level Adjustment. For the purposes of calculating service level percentages, all Service Level Defaults and Service Level Penalty Payments, service levels with respect to [***] Facilities will be measured [***]. With respect to all other Facilities (i.e., [***]) service level percentages, Service Level Defaults and Service Level Penalty Payments will be calculated [***]. Notwithstanding the foregoing, for purposes of determining whether BWD may exercise a Service Level Termination, measurement of service level will be [***].

I) Scope. BWD’s consent to C&S servicing the [***] Members’ stores and [***] stores from the [***] Shared Facilities and the [***] Facility, respectively, is limited to a total of [***] store locations, including the [***] store locations listed on Schedule B. Prior to C&S servicing any of the up to [***] additional [***] Member or [***] store locations (which shall be serviced from the [***] Shared Facilities or the [***] Facility respectively) other than those set forth on Schedule B, C&S will email the address of the new store location to be serviced to BWD’s EVP, Operational Excellence and obtain her written acknowledgement of same. Prior to C&S servicing any additional [***] Member or [***] store locations in excess of the [***] locations, the Parties will review [***], and C&S will obtain the prior written consent of BWD before servicing such additional [***] Member or [***] store locations.

3.                                      Date of Effectiveness; Limited Effect. This Amendment is effective as of Amendment Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the date hereof, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of the like import, and each reference to the Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Agreement, will mean and be a reference to the Agreement as amended by this Amendment.

4.                                      Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)                                 It has the full right, power and authority to enter into this Amendment and perform its obligations hereunder and under the Agreement as amended by this Amendment.

(b)                                 The execution of this Amendment by die individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such party.

(c)                                  This Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

5.                                      Miscellaneous.

(a)                                 This Amendment is governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of law provisions of such State.

(b)                                 This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c)                                  The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d)                                 This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

BI-LO,LLC

By:	/s/ Deb Goldstein
Deb Goldstein
EVP, Operational Excellence

C&S WHOLESALE GROCERS, INC.

By:	/s/ Christine Curtis
Christine Curtis
SVP, Sales and Account Management

Attachments:

Schedule A — Fresco y Mas Store Locations

Schedule B — [***] Member Store Locations